UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


                Date of Report:  February 17, 2004
       (Date of Earliest Event Reported:  February 17, 2004)

                        EL PASO CORPORATION
      (Exact name of Registrant as specified in its charter)


     Delaware             1-14365            76-0568816
  (State or other    (Commission File     (I.R.S. Employer
  jurisdiction of         Number)       Identification No.)
 incorporation or
   organization)


                         El Paso Building
                       1001 Louisiana Street
                       Houston, Texas 77002
        (Address of principal executive offices) (Zip Code)

 Registrant's telephone number, including area code (713) 420-2600

Item 5.  Other Events and Regulation FD Disclosure
         -----------------------------------------

          On February 17, 2004, we announced that we have completed our annual review of our natural gas and oil reserve estimates. In this announcement we provided our proved reserve estimate and a production update. A copy of this press release is attached as
Exhibit 99.A and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits
         ---------------------------------------

          (c)  Exhibits.

                Exhibit
                 Number    Description
                --------   ------------
                  99.A     Press Release dated February 17, 2004.


Item 9.  Regulation FD Disclosure
         -------------------------

      Attached is the slide presentation dated February 17, 2004 providing additional information during today's conference call. The attached Exhibit 99.B is not filed, but is furnished to comply with Regulation FD. The information disclosed in this Item 9 Current Report on Form 8-K is not considered to be "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 and is not subject to the liabilities of that section.

          (a)  Exhibits.

                Exhibit
                 Number    Description
                -------    -----------
                  99.B     Slide Presentation dated February 17, 2004.


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO CORPORATION

                              By: /s/ Jeffrey I. Beason
                                 -----------------------
                                   Jeffrey I. Beason
                                 Senior Vice President
                                     and Controller
                             (Principal Accounting Officer)

Dated:  February 17, 2004


                           EXHIBIT INDEX

     Exhibit
     Number       Description

      99.A      Press Release dated February 17, 2004.

      99.B.     Slide Presentation dated February 17, 2004.